comstock

Corporate Overview

NYSE American: LODE

February 2026

Cautionary Notice Regarding Forward Looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project," "plan," "should," "intend," "may," "will," "would," "potential" and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings.

These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in this report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, mercury remediation, and, lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mercury remediation, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with mercury remediation, metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; ability to achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology, mercury remediation technology and efficacy, quantum computing and advanced materials development, and development of cellulosic technology in bio-fuels and related carbon-based material production; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Sep/25

Leadership

CORPORATE

METALS

INVESTMENTS

MINING

FUELS



Corrado De Gasperis
Director, Executive Chairman & Chief Executive Officer



Judd B. Merrill
Chief Financial Officer, President, Comstock Mining



Dr. Fortunato Villamagna
President, Comstock Metals



William J. McCarthy
Chief Operating Officer



Kayla Alm
Director, HS&EP



Paul Harshbarger
Director, Strategic Planning & Supply Chain Operations

Independent Directors

comstock



William J. Nance
Lead Independent Director
Chair: Nominating, Executive, and Strategic Planning
Member: Audit & Finance, and Compensation & Organization



Leo M. Drozdoff
Independent Director
Chair: Compensation & Organization
Member: Nominating, Executive, Strategic Planning, and Environmental & Social



Walter "Del" A. Marting, Jr.
Independent Director
Chair: Audit & Finance
Member: Nominating, Executive, and Strategic Planning



Kristin M. Slanina
Independent Director
Member: Compensation & Organization, Audit & Finance, and Environmental & Social



Güez Salinas, PhD
Independent Director
Member: Environmental & Social

Full profiles of leadership and independent directors available in the Leadership & Governance section of our website at https://comstock.inc/investors/leadership-governance/

CORPORATE METALS INVESTMENTS MINING FUELS

Company Dashboard

comstock

NYSE American: LODE		
Outstanding Shares (1/30/2026)	71.3	million
Share Price (1/30/2026)	2.95	$
Market Capitalization (1/30/2026)	210.3	$ million

As of 9/30/25		
Cash*	31.7	$ million
Investments	40.5	$ million
Total Assets	176.3	$ million
Debt	0.0	$ million

Corporate Offices	Investor Relations
Comstock Inc. Corporate Offices 117 American Flat Road Virginia City, NV 89440 www.comstock.inc	775 413 6222 ir@comstockinc.com

Comstock Companies

CO METALS

CO MINING

CO INVESTMENTS

bioleum

comstock

** Cash on hand at 2/2/26 is $60.2 million including $6.2 million for Bioleum Corporation*

Shares Outstanding

comstock

Shares Outstanding - 10/27/25	51,264,247
Equity Offering (Net Proceeds of $46.2 million)	18,181,819
ATM (Mid Dec to Mid Jan)	1,462,081
Director Compensation (3+ years)	463,721
Shares Outstanding - 2/3/26	71,371,868
Over-allotment Option	2,727,272
Potential Future Shares Outstanding w/ Over allotment exercised	74,099,140

Extinguished Obligations

comstock

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

- Extinguishment of Northern Comstock obligations
- Extinguishment of AST obligations
- Extinguishment of LINICO obligations
- Extinguishment of AQMS obligations
- Extinguishment of Haywood obligations
- Extinguishment of Kips Bay Convertible Debt obligations
- Repayment of Promissory Notes

Extinguished All Debt Obligations (August 2025)

comstock

	September 30 2025	December 31 2024
Promissory Note 1 - 12% interest, due April 15, 2026	$ -0-	$ 4,290,000
Promissory Note 2 - 16% interest, due April 15, 2026	-0-	2,000,000
Promissory Note 3 - 12% interest, due April 15, 2026	-0-	2,100,000
Note Payable - 9.76% implied interest, due March 31, 2025	-0-	100,000
Total debt	-0-	8,490,000
Less: debt discounts and issuance costs	-0-	(2,407)
Total debt, net of discounts	-0-	8,487,593
Less: current maturities	-0-	(97,593)
Long-term debt, net of discounts and issuance costs	$ -0-	$ 8,390,000

Comstock Metals 2025 Objectives

R2 v3 CERTIFIED comstock METALS

Completed

- Receive final permits for our FOAK industry-scale facility in Silver Springs, NV ✓
- Secure Master Service Agreements (MSA) with national and regional customers ✓
- Complete site selection for two additional solar panel recycling locations ✓
- Advance R&D efforts to refine and recover higher-purity materials from offtake ✓
- Expand the system globally with international strategic and capital partners ✓
- Increase billable revenues by eight times, to over $3.5 million ✓

In progress

- Procure, deploy, and assemble plant and equipment for our first industry-scale facility in Silver Springs, NV


comstock
METALS
Solar Panel Recycling
R2
v3
CERTIFIED

Electrification Drives Silver Demand

Photovoltaics Leading Demand Growth

- Demand for silver reached near-record levels in 2025 and continues growing
- Driven by its industrial applications, particularly in photovoltaics and electronics
- Conventional mine supply constraints persist
- Increasing demand and supply constraints likely to keep prices elevated

Silver industrial demand is forecast to increase 46% from 2023 to 2033.


Demand for Silver
in Millions of Ounces
Silver demand has grown 14%, pushed higher by industrial applications and renewable tech in particular.
Industrial total 710.9M oz.
Electrical & Electronics
Photovoltaics
Other Industrial
Brazing Alloys & Solders
Investment
Jewelry
Silverware
Photography
Total
1,219.1M oz.
485.6M oz.
Growth (2015-2024F)
232.0M oz.
173.5M oz.
1.4%
51.8M oz.
212.0M oz.
211.3M oz.
58.8M oz.
26.1M oz.
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024*

Global Silver Demand Has Exceeded Supply


2016-2025F
Silver Supply & Demand
DEMAND
SUPPLY
2016
2025F
OUTCROP SILVER

Source: Silver Survey 2025, Silver Institute


1.200
1.100
1.000
800
600
800
Million ounces
*$103
$100
$80
$60
$40
$20
USD / ounce
2023
2024
2025
2026
2028
2030

Long-Term Outlook (2030): Projections suggest that by 2030, silver supply may only satisfy 62–70% of total demand, which is expected to rise to 48,000–54,000 tonnes annually, driven, in part, by a 29-41% demand share for the solar industry.

Source: Mining News: www.minestockers.com

Why Do We Do It



Reduce Toxicity in Landfills

- The Alpaugh Project
- 80,000 Panels
- 1 Metric Ton Of Lead



Why Toss Scarce Commodities

<u>Each Standard Panel Contains</u>

- **15-20 Grams = 0.50-0.64 Troy Oz Silver**
- 6.6 Pounds Aluminum
- 15 Pounds Elemental Silicon
- 15 Grams Of Lead
- Also: Indium, Iridium, Antimony, Manganese
- 40 Pounds Of Glass



Help Partner Companies Decarbonize

- Expected reduction in operational costs & liabilities
- Enhance their brand reputation
- Future-proof their business against evolving regulations & consumer preferences
- Unlock access to cheaper capital & open new market opportunities for our partners

CORPORATE | METALS | INVESTMENTS | MINING | FUELS

Decommissioning to Offtake

comstock METALS
R2 CERTIFIED

LOGISTICS	RECYCLING SIZE REDUCTION, TREATMENT, SEPARATION	OFFTAKE

DECOMMISSIONING



END-OF-LIFE PANELS & TRANSPORT



CONVEYANCE SYSTEM

SHREDDING
Panel Size Reduction (1" flakes)

THE COMSTOCK PROCESS
Treatment Of Panels

SHREDDING
Treated Material Size Reduction

SEPARATION
3 Offtake Streams

CURRENT RECOVERED MATERIALS


<1,000 µm
&
>1,000 µm

- Eliminates Contaminants
- Lowest Variable and Operating Costs
- High Speed Processing
- Scalability

- Environmental Peace of Mind
- Competitive Offering
- Capacity Ready
- Clean Salable Materials

All Permits Secured & Issued

comstock METALS
R2 CERTIFIED

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

NEVADA DIVISION OF
ENVIRONMENTAL PROTECTION

Bureau of Sustainable Materials Management	
10/30/25 - Draft Written Determination - Expected Completion	✓
11/05/25 – Receive Final Comments on Written Determination	✓
11/10/25 – Public Notice Period Begins	✓
12/26/25 – Public Notice Period Ends	✓
01/09/26 – Anticipated Written Determination Issuance*	✓

Bureau of Air Pollution Control	
11/14/25 – Draft Air Quality Permit – Expected Completion	✓
11/19/25 – Receive Final Comments on Air Quality Permit	✓
11/25/25 – Public Notice Period Begins	✓
12/26/25 – Public Notice Period Ends	✓
01/09/26 – Anticipated Air Quality Permit Issuance*	✓

- *Unique, first-of-its-kind solar recycling process*
- *Permits establish extremely high standard to qualify in #1 jurisdiction for southwest region market (CA,AZ,NV)*

Electrification Product Recycling


comstock
METALS

URBAN MINING

100% Full-Service End-of-Life Solar Waste Management

Operating Today & Scaling Up to the Largest U.S. Industrial Facility

Zero Landfill Solar Panel Recycling

- Currently operating commercial demonstration facility in Nevada (135,000 panels/year) over last two years
- First Industrial-scale facility buildout on current Nevada complex
- Receiving upfront decommissioning and disposal fees
- Panel Waste Market: 4-5 million panels today, 33 million by 2030
- Building two new facilities in Nevada to capture U.S. strategic panel waste flow, strategic location for Southwestern peak waste flow
- Two 100,000-ton NV facilities can initially process over 6.5 million panels per year


Silver Springs, Nevada
Operating Commercial Demonstration Facility
135,000 end-of-life panels per year
Building #1 Industrial Facility






R2
CERTIFIED
comstock
METALS

Process 100% Recoverable Material

R2 v3 CERTIFIED
comstock METALS




comstock METALS


100%



Aluminum Can Recyclers



Glass Bottle Recyclers



Mineral Recovery Processors

Recycled Materials

R2 CERTIFIED comstock METALS

Aluminum Flakes
$125/ton



- 1" in length, 99.999% pure aluminum, no dust, plastic-free
- Used to make ingots and alloys

Glass Pearls
$20/ton



- ¼" in diameter, no fluorescence, dust free, plastic-free
- Used to make tiles, vases, windows

Metal Tailings
$125/ton*



- Particle size < 1,000 microns, contains silver, silicon, copper, lead, and iron oxide, alongside all other metallurgical components used in the manufacturing process
- Used for metal extraction and industrial additives

*based on $40/oz spot price

Comstock Metals LLC



Industry Scale Pro Forma Financials
(Pro forma – One 100,000 tons per year Facility)*

	$ per Ton	$ in 000's
Revenue *(tipping fee)*	$ 500	$ 50,000
Mineral & Metal Recoveries	$ 250	$ 25,000
Costs *(all in)*	$ 150	$ 15,000
Cash Profit	$ 600	$ 60,000

* Requires capital expenditures of approximately $12 million.

End-of-Life Solar Recycling Market
(Estimate in tons)

	USA	Global
2025	100,000*	750,000
2030	1,000,000*	8,000,000
2050	8,000,000	80,000,000

*Substantial majority generated from southwest region of the U.S. (CA,AZ,NV)


Nevada
Reno
California
Las Vegas
Arizona
comstock
METALS

High Growth U.S. Market Opportunity

Projected End-of-Life Solar Panels Waste Market - U.S.

	TONS	PANEL (Total) EQUIVALENT
By 2050 Panel Market	10,000,000	330,000,000
Comstock's Per Year Capacity by 2030	300,000+	10,000,000
By 2030 Panel Market	1,000,000	33,000,000
Each of Comstock's Industrial Facilities*	100,000	3,300,000
2025 Current Comstock Capacity	5,000	132,000



** Represents one production line, current permits authorize up to two 100,000 tons/yr production lines and one 50,000 tons/yr production line*

The U.S. Market

R2 v3 CERTIFIED comstock METALS

Back to report | SUM OF NAMEPLATE CAPACITY (MW) BY COUNTY AND STATE

State ● AK ● AL ● AR ● AZ ● CA ● CO ● CT ● DC ● DE ● FL ● GA ● HI ● IA ● ID ● IL ● IN ● KS ● KY ● LA ● MA ● MD ● ME ● MI ● MN ● MO ● MS ● MT ● NC ● NE ● NH ● NJ ● NM ● NV


UNITED STATES
MEXICO
NORTH DAKOTA
MINNESOTA
SOUTH DAKOTA
WISCONSIN
IOWA
NEBRASKA
KANSAS
OKLAHOMA
TEXAS
NEVADA
UTAH
IDAHO
OREGON
WYOMING
MONTANA
NEW MEXICO

* Substantial majority of end-of-life solar panels generating from southwest region of the U.S. (CA, NV, AZ)

Source: Comstock Management Compilation

Existing Customer Engagements


Calgary
Vancouver
Seattle
Winnipeg
ONTARIO
QUEBEC
MONTANA
NORTH DAKOTA
MINNESOTA
SOUTH DAKOTA
OREGON
WYOMING
WISCONSIN
MICHIGAN
Ottawa
Montreal
NB
MAINE
NOVA
Toronto
VT
NH
NEW YORK
MA
Boston
CT
RI
IOWA
NEBRASKA
PENN
NEVADA
United States
UTAH
COLORADO
KANSAS
MISSOURI
INDIANA
Washington
New York
WEST VIRGINIA
KENTUCKY
VIRGINIA
NORTH CAROLINA
TENNESSEE
Los Ang
ARIZONA
NEW MEXICO
Dallas
SOUTH CAROLINA
GEORGIA
LOUISIANA
San Antonio
Houston
Gulf of California
Monterrey
Gulf of America
FLORIDA
Miami
Mexico

Processing Facility Evolution

Match Resources To Task

- Northern Nevada Silver Springs
- Southern Nevada
- Texas
- Florida
- North Carolina
- Arizona
- Georgia
- Ohio

Refining Delivers Maximum Value



OFFTAKE
VALUE
CRITICAL METAL RECOVERY FROM TAILINGS**
MAX $$$ VALUE
<1,000 µm & >1,000 µm
$$$
Extraction
Separation
Recovery
Recovery Cells
Al
Cu
Pb
Ga
Ag
Silver
Te
Cd
Si/SiO2 Residue
Si
Silicon
Glass
Pozzolan
Cement Additive
Chemical Processes
Ir
Sb
Metal Tailings ~$125/ton*
*based on $40/oz silver spot price

**Not All Metals Present in All Panels

Comstock Metals LLC



Industry Scale Pro Forma Financials (*Pro forma – One 100,000 tons per year Facility**)	$ per Ton	$ in 000's ***
Revenue (*tipping fee*)	$ 500	$ 45,000
Mineral & Metal Recoveries**	$ 500	$ 45,000
Costs (*all in*)	$ 150	$ 15,000
Cash Profit***	$ 750	$ 75,000

* Requires capital expenditures of approximately $12 million.
** Assumes approx. $60 per ounce of silver and 92% recovery.
*** Assumes facility is operating at 90% utilization

End-of-Life Solar Recycling Market (*Estimate in tons*)	USA	Global
2025	100,000*	750,000
2030	1,000,000*	8,000,000
2050	8,000,000	80,000,000

*Substantial majority generated from southwest region of the U.S. (CA,AZ,NV)


Nevada
Reno
California
Las Vegas
Arizona
comstock
METALS

R2 v3 CERTIFIED

comstock METALS







CORPORATE | METALS | INVESTMENTS | MINING | FUELS

Comstock Investments

comstock INVESTMENTS

Investments

Investment Type (*in millions*)		Book Value	Est. FMV
Mineral Properties & Rights	comstock MINING	$11.98	$200.00 *
Assets Held & Planned for Sale	comstock REAL ESTATE	$7.05	$45.00
Sierra Springs Opportunity Fund, Inc.	SIERRA SPRINGS	$18.00	$50.00
Green Li-Ion	green li-ion	$1.20	$18.00
Bioleum Corporation	bioleum	$65.00	$380.00 **
Net Operating Loss Carryforwards (NOLs)	comstock	$0.00	$55.00
Total		**$103.23**	**$748.00**

* *based on $3,000 Gold and $33 Silver price*

** *based on fully diluted ownership of 76% x $500 million*

comstock

Contact Us

Corrado De Gasperis
Executive Chairman & CEO
(775) 847-4755
degasperis@comstockinc.com

Judd B. Merrill
Chief Financial Officer
(775) 413-6222
jmerrill@comstockinc.com

Investor Relations
(775) 413-6222
ir@comstockinc.com

Comstock.Inc